                                                                    EXHIBIT 10.2

                          FIRST AMENDMENT AND WAIVER


          FIRST AMENDMENT AND WAIVER, dated as of January 21, 2000 (the "First
                                                                         -----
Amendment"), to the Credit Agreement, dated as of July 22, 1999 (as amended,
---------
supplemented or otherwise modified, the "Credit Agreement"), among BANCTEC,
                                         ----------------
INC., a Delaware corporation (the "Borrower"), the several banks and other
                                   --------
financial institutions or entities from time to time parties thereto (the "Lenders"), ABN AMRO Bank N.V., as Co-Agent, CHASE BANK OF TEXAS, N.A.
 -------
("CHASE"), as syndication agent (in such capacity, the "Syndication Agent"), and
  -----                                                 -----------------
CHASE BANK OF TEXAS, N.A., as administrative agent (in such capacity, the "Administrative Agent").
 --------------------

                             W I T N E S S E T H:
                             - - - - - - - - - -


          WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Syndication Agent are parties to the Credit Agreement;

          WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth herein; and

          WHEREAS, the Required Lenders have consented to the requested amendments as set forth herein;

          NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

          1.   Definitions. Terms defined in the Credit Agreement are used
               -----------
herein with the respective meanings given to them therein.

          2.   Amendments to Section 1 of the Credit Agreement. (a) Subsection
               -----------------------------------------------
1.1 of the Credit Agreement is hereby amended by (i) deleting in its entirety the definition of Pricing Grid and, (ii) inserting the following new definition in the appropriate alphabetical order:

          "Pricing Grid": the pricing grid attached to the First Amendment as
           ------------
Exhibit A.

          (b) Subsection 1.1 of the Credit Agreement is hereby further amended by adding at the end of the definition of "Consolidated EBITDA" the
                                                   -------------------
following:

          For any period of four consecutive fiscal quarters which includes the fiscal quarter ended December 31, 1999, up to $2,000,000 in extraordinary, unusual or non-recurring cash expenses or losses may be added to Consolidated Net Income in determining Consolidated EBITDA.

          3.   Amendments to Section 6 of the Credit Agreement. (a) Section
               -----------------------------------------------
6.2(b) of the Credit Agreement is hereby amended by adding at the end of such Section the following: "and (z) an accounts receivable aging report."

          (b)  Section 6.6 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting the following in lieu thereof:
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                                                                          Page 2



               6.6  Inspection of Property; Books and Records; Discussions. (a)
                    ------------------------------------------------------
       Keep proper books of records and account in which entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities.

                      (b) Permit representatives of any Lender to visit and
               inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may be reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants. In the event multiple Lenders separately request such a visit, inspection or discussion in substantially the same time period, such Lenders shall comply with reasonable requests by the Borrower to coordinate the same.

                      (c) Permit the Administrative Agent to conduct, or to
               cause a third party to conduct, annual audits of the Collateral (the "Annual Collateral Audit") at the expense of the Borrower
                     -----------------------
               and any of the Lenders may accompany the Administrative Agent and participate in such audits to the extent desired by such Lender. The Annual Collateral Audit may be performed by the Administrative Agent's in-house audit and asset management review staff. The Borrower agrees to pay to the Administrative Agent on demand all fees, charges and out-of-pocket expenses of the Administrative Agent in connection with each Annual Collateral Audit, provided, however, that the Borrower shall not be
                      --------  -------
               obligated to reimburse the expenses for more than one Annual Collateral Audit during any fiscal year, unless an Event of Default is continuing, in which case the foregoing limitation shall not apply.

       4. Amendments to Section 7.1 of the Credit Agreement. (a) Section 7.1(a)
          --------------------------------------------------
of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety, and inserting in lieu thereof the following:

                                                Consolidated
               Fiscal Period                   Leverage Ratio
               -------------                   --------------

               9/30/99 to 12/31/99                5.50 to 1.0
               1/1/00 to 3/31/00                  6.25 to 1.0
               4/1/00 to 6/30/00                  6.65 to 1.0
               7/1/00 to 9/30/00                  6.35 to 1.0
               10/1/00 to 12/31/00                5.50 to 1.0
               1/1/01 to 3/31/01                  4.75 to 1.0
               4/1/01 to 6/30/01                  4.50 to 1.0
               7/1/01 to 9/30/01                  4.25 to 1.0
               10/1/01 to 12/31/01                4.00 to 1.0
               1/1/02 to 12/31/02                 3.75 to 1.0
               1/1/03 and thereafter              3.50 to 1.0

       (b) Section 7.1(b) of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety, and inserting in lieu thereof the following:
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                                                                          Page 3

                                                  Consolidated
                 Fiscal Period                Interest Coverage Ratio
                 -------------                -----------------------

                9/30/99 to 12/31/99                2.15 to 1.0
                1/1/00 to 3/31/00                  1.85 to 1.0
                4/1/00 to 9/30/00                  1.75 to 1.0
                10/1/00 to 12/31/00                2.00 to 1.0
                1/1/01 to 3/31/01                  2.25 to 1.0
                4/1/01 to 6/30/01                  2.50 to 1.0
                7/1/01 to 9/30/01                  2.60 to 1.0
                10/1/01 to 12/31/01                2.75 to 1.0
                1/1/02 and thereafter              3.00 to 1.0

          (c) Section 7.1(c) of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety, and inserting in lieu thereof the following:

                                                Consolidated Fixed
                  Fiscal Period                Charge Coverage Ratio
                  -------------                ---------------------

                9/30/99 to 12/31/99                0.75 to 1.0
                1/1/00 to 3/31/00                  0.50 to 1.0
                4/1/00 to 9/30/00                  0.35 to 1.0
                10/1/00 to 12/31/00                0.75 to 1.0
                1/1/01 to 3/31/01                  1.15 to 1.0
                4/1/01 to 6/30/01                  1.35 to 1.0
                7/1/01 to 9/30/01                  1.45 to 1.0
                10/1/00 to 12/31/01                1.55 to 1.0
                1/1/02 and thereafter              1.75 to 1.0

          5.   Conditions to Effectiveness of this Amendment. This First
               ---------------------------------------------
Amendment shall become effective on and as of the date hereof upon the satisfaction of the following conditions precedent (such date the "First
                                                                   -----
Amendment Effective Date"):
------------------------

          (a) The execution and delivery of the First Amendment by the Borrower, the Administrative Agent and the Required Lenders.

          (b) The Borrower shall have paid all fees and expenses in connection with the First Amendment.

          (c) No Default or Event of Default shall have occurred and be continuing after giving effect to the amendments contemplated herein.

          (d) Each of the representations and warranties made by the Loan Parties and their Subsidiaries in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except for any representation and warranty which is expressly made as of an earlier date, which representation and warranty shall have been true and correct in all material respects as of such earlier date.
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                                                                          Page 4

          6. Waiver. The Lenders hereby waive (a) any violation, prior to the
             ------
First Amendment Effective Date, of any covenant set forth in Section 7.1(a), (b) or (c) as in effect prior to the First Amendment Effective Date and (b) any Event of Default which has occurred by virtue of such violation. Any violation, prior to the First Amendment Effective Date, of any covenant set forth in
Section 7.1(a), (b) or (c) shall not be deemed an Event of Default.

          7. Amendment Fee. The Borrower agrees to pay to each Lender which
             -------------
executes and delivers this First Amendment to the Administrative Agent on or prior to January 20, 2000 an amendment fee in an amount equal to 0.25% of the amount of such Lender's Commitment, payable in immediately available funds on or before the First Amendment Effective Date.

          8. Miscellaneous.
             -------------

          (a)    Effect. Except as expressly amended hereby, all of the
                 ------
representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force in effect.

          (b)    Counterparts. This First Amendment may be executed by one or
                 ------------
more of the parties to this First Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this First Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

          (c)    Severability. Any provision of this First Amendment which is
                 ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          (d)    Integration. This First Amendment and the other Loan
                 -----------
Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          (e)    GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND
                 -------------
OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment and Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.




                                   BANCTEC, INC.



                                   By:_______________________________
                                      Name:
                                      Title:



                                   CHASE BANK OF TEXAS, N.A., as Administrative
                                   Agent, Syndication Agent and as a Lender


                                   By:_______________________________
                                      Name:
                                      Title:

                              ABN AMRO BANK N.V., as Co-Agent and as a Lender

                              By:_______________________________
                                 Name:
                                 Title:


                              By:_______________________________
                                 Name:
                                 Title:

                              BANK ONE, TEXAS, N.A.


                              By:_______________________________
                                 Name:
                                 Title:

                              By:_______________________________
                                 Name:
                                 Title:


                              By:_______________________________
                                 Name:
                                 Title:

                              BANK ONE, TEXAS, N.A.


                              By:_______________________________
                                 Name:
                                 Title:

                              By:_______________________________
                                 Name:
                                 Title:


                              By:_______________________________
                                 Name:
                                 Title:

                              COMERICA BANK


                              By:_______________________________
                                 Name:
                                 Title:

                              GUARANTY FEDERAL BANK, F.S.B.


                              By:_______________________________
                                 Name:
                                 Title:

                              NATIONAL CITY BANK OF KENTUCKY


                              By:_______________________________
                                 Name:
                                 Title:

                              WELLS FARGO BANK (TEXAS), N.A.


                              By:_______________________________
                                 Name:
                                 Title: